Employee Benefit Plans	12 Months Ended
Jan. 31, 2014
Postemployment Benefits [Abstract]
Employee Benefit Plans

(11) Employee Benefit Plans

Layne’s salaried and certain hourly employees participate in Layne’s sponsored, defined contribution plans. Total expense is recorded in selling, general and administrative costs for Layne’s portion of these plans was $3.4 million, $4.0 million and $4.1 million in FY2014, FY2013 and FY2012, respectively.

Layne has a deferred compensation plan for certain management employees. Participants may elect to defer up to 25% of their salaries and up to 50% of their bonuses to the plan. Matching contributions, and the vesting period of those contributions, are established at the discretion of Layne. Employee deferrals are vested at all times. The total amount deferred, including matching, for the FY2014, FY2013 and FY2012 was $0.8 million, $1.3 million and $2.0 million, respectively. The total liability for deferred compensation was $9.7 million and $12.4 million as of January 31, 2014 and 2013, respectively. These liabilities are included in other long-term liabilities.

Layne contributes to a number of multiemployer defined benefit pension plans under the terms of collective-bargaining agreements that cover its union-represented employees. The risks of participating in these multiemployer plans are different from single-employer plans in the following aspects:

•	assets contributed to the multiemployer plan by one employer may be used to provide benefits to employees of other participating employers;

•	if a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers; and

•	if Layne chooses to stop participating in some of its multiemployer plans, Layne may be required to pay those plans an amount based on the underfunded status of the plan, referred to as a withdrawal liability.

In accordance with accounting guidance, Layne evaluated each of its multiemployer plans to determine if any were individually significant. The evaluation was based on the following criteria:

•	the total employees participating in the multiemployer plan compared to the total employees covered by the plan;

•	the total contributions to the multiemployer plan as a percentage of the total contributions to the plan by all participating employers; and

•	the amount of potential liability that could be incurred due to Layne’s withdrawal from the multiemployer plan, underfunded status of the plan or other participating employers’ withdrawal from the plan.

As of January 31, 2014 and 2013, Layne did not participate in multiemployer plans that would be considered individually significant.

Layne makes contributions to these multiemployer plans equal to the amounts accrued for pension expense. Total contributions and union pension expense for these plans was $2.3 million, $3.2 million and $3.1 million in the FY2014, FY2013 and FY2012, respectively. Information regarding assets and accumulated benefits of these plans has not been made available to Layne.

Layne also provides supplemental retirement benefits to its former chief executive officer. Benefits are computed based on the compensation earned during the highest five consecutive years of employment reduced for a portion of Social Security benefits and an annuity equivalent of his defined contribution plan balance. Layne does not contribute to the plan or maintain any investment assets related to the expected benefit obligation. Layne has recognized the full amount of its actuarially determined pension liability. The current portion recognized in Layne’s consolidated balance sheet as other current liabilities was $0.3 million as of January 31, 2014. The long-term portion recognized in Layne’s consolidated balance sheet as of January 31, 2014 and 2013 were $5.0 million and $5.6 million, respectively, and is presented separately under non-current liabilities included in other long-term liabilities. Net periodic pension cost of the supplemental retirement benefits for FY2014, FY2013 and FY2012 was $0.0 million, $1.4 million and $1.1 million, respectively.